Second Quarter 2021 NASDAQ: FRST Exhibit 99.2

This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; statements regarding the potential effects of the COVID-19 pandemic on our business and financial results and conditions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its announced new digital bank; competitive pressures among financial institutions increasing significantly; changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; interest rate risk; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to the COVID-19 pandemic; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. 2 Forward-Looking Statements

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled pre-tax pre-provision operating earnings; pre-tax pre-provision operating return on average assets; tangible common equity; tangible common equity to tangible assets; tangible book value per share; and net interest margin excluding PPP loans are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 3 Non-GAAP Measures

Company Snapshot 4 Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 41 Ticker (NASDAQ): FRST Balance Sheet Assets: $3.4 billion Loans: $2.3 billion Deposits: $2.8 billion TCE/TA(1): 9.12% TBV/Share(1): $12.22 Profitability ROAA: 1.23% ROAE: 10.28% ROATCE(1): 14.03% Net Interest Margin: 2.80% Efficiency Ratio: 66.15% Valuation Market Capitalization: $378.7 million Price / Book Value per Share 0.93x Price / Tangible Book Value: 1.26x Price / 2021 Estimated EPS(2): 12.76x Price / 2022 Estimated EPS(2): 13.79x Dividend Yield(3): 2.59% Pricing as of July 28, 2021. Financial data as of or for the three months ended June 30, 2021. (1) See reconciliation of Non-GAAP financial measures on slide 20. (2) Mean analyst estimates per S&P Global. (3) Assumes $0.40 annualized dividend.

Talented management team and board committed to building long-term shareholder value Footprint in attractive banking markets Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant operating leverage as loan demand recovers Investment Highlights 5

Management Team 6 Insiders have purchased over 1% of the Company’s shares in the last 12 months Name Years at Primis Years in Industry Title

Deposit data as of June 30, 2020. Dollars in millions. Source: S&P Global. Meaningful Opportunities in Attractive Markets 7 Virginia Washington D.C. Richmond Projected Population Growth 2021-2026 Total Population 2021 States MSAs

Strategic Update 8 Maximize core funding Embrace technology for competitive advantage Partner with FinTech entrepreneurs to drive above-average growth Core deposits now over 85% of total deposits with almost 20% non-interest bearing On-track for Q4 launch of digital offering built on modern technology Panacea Financial division building momentum and demonstrates our ability to execute on unique partnerships Other opportunities in the pipeline Our focus is on building long-term shareholder value by pursuing the following: Strategic Priorities Progress Made

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 20. Balance Sheet Trends 9

Deposit Trends Dollars in millions. (1) Core deposits exclude time deposits. CAGR ’17-2Q21: 122% ’19-2Q21: 146% Deposit Composition Core Deposit Growth (1) Aggressively growing core deposits to reposition our funding base for the future No brokered deposits and only $24.8 million of listing service CDs remaining 10

Loan Composition and Trends Dollars in millions. Loan Trends and Yields Loan Composition Loans (excluding PPP) declined 0.21% linked-quarter Pipelines, both core bank and Panacea, are beginning to build 11

Asset Quality 12 Classified loans and NPAs exclude guaranteed portion of SBA loans. NPAs / Loans (ex. PPP) + OREO NCOs / Average Loans Criticized & Classified Loans / Total Loans (ex. PPP) Asset quality remains solid with no significant migration in Q2 Deferred loans declined to $26MM in Q2, down from $113MM in Q1 2 hotels represent 55% of deferrals Substantially all remaining deferrals are expected to resume payments in Q3 All remaining OREO currently under contract with potential closing 2H’21

Allowance for Credit Losses 13 Classified loans exclude guaranteed portion of SBA loans. ACL / Gross Loans (ex. PPP) ACL / Classified Loans Reserve release of $4.2 million in Q2 as deferrals declined and economic impacts of COVID-19 receded ACL coverage of both gross loans and classified loans remains adequate

Profitability 14 Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 20. Return on Average Assets Pre-Tax Pre-Provision Earnings Profitability in Q2 benefited from mortgage activity and negative provisioning Pre-tax pre-provision earnings continue to be impacted by margin compression and excess cash balances

Cash and Equivalents Net Interest Margin 15 Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 20. Net Interest Margin Reported net interest margin negatively impacted by reduced PPP fee income recognized in Q2 ($1.8 million Q2 versus $4.9 million Q1) Cash and equivalents continued to increase in the quarter, with average cash balances increasing $240 million in Q2 versus Q1

Non-Interest Expense and Efficiency Ratio 16 Dollars in thousands. (1) See reconciliation of Non-GAAP financial measures on slide 20. Non-Interest Expense (Excluding Reserve for Unfunded Commitments Expense) Efficiency Ratio Continued focus on managing expenses in a difficult operating environment while positioning the organization for growth 2020 efficiency ratio benefited from out-sized mortgage activity Efficiency ratio in 2021 negatively impacted by margin compression due to significant liquidity build

Per Share Results 17 (1) See reconciliation of Non-GAAP financial measures on slide 20. Diluted Earnings Per Share Tangible Book Value Per Share (1)

Talented management team and board committed to building long-term shareholder value Footprint in attractive banking markets Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant operating leverage as loan demand recovers Summary 18

Appendix 19

*Net interest margin excluding the effect of SBA PPP loans assumes a funding cost of 35bps on average PPP balances in all applicable periods Non-GAAP Reconciliation 20 *Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods.